VOTING RIGHTS PROXY AGREEMENT

This Voting Rights Proxy Agreement (this "Agreement") is entered into as of August 10, 2023 ("Effective Date"), by and among Polar Energy Company Limited ("Polar Energy") and the undersigned shareholders (the "Shareholders"). Polar Energy and the Shareholders are each referred to in this Agreement as a "Party" and collectively as the "Parties".

RECITALS

A. The Shareholders are members of Leishen Energy Holding Co., Ltd., a Cayman Islands exempted company (the "Company") and the registered holder of such number of the ordinary shares of the Company (the "Ordinary Share"), par value $0.001 per share, of the Company as set forth on Schedule A of this Agreement (the "Shares"); and

B. The Shareholders desire to grant to Polar Energy a proxy to vote the Shares for the maximum period of time permitted by law, by entry of the power of attorney set forth on Schedule B of this Agreement.

NOW THEREFORE, the Parties agree as follows:

1. The Shareholders hereby agree to grant a power of attorney to, and entrust, Polar Energy, for the maximum period of time permitted by law, with all of its voting rights as a member of the Company, including without limitation, in connection with the election of directors and approval of all corporate transactions which requires the approval of the Company's members. Polar Energy shall exercise such rights in accordance with the laws of the Cayman Islands and the Company's memorandum and articles of association, as may be amended.

2. This Agreement has been duly executed by the Parties as of the Effective Date. This Agreement shall take effect upon the Effective Date.

3. The Shareholders represent and warrant to Polar Energy that the Shareholders legally and beneficially own such Shares as set forth on Schedule A, free and clear of all liens and encumbrances, and the Shareholders have not granted to any party, other than Polar Energy, a power of attorney or proxy over any of such Shares or any of such Shareholders' rights as a member of the Company. The Shareholders further represent and warrant that the execution and delivery of this Agreement by the Shareholders shall not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to the Shareholders.

4. This Agreement, may be terminated at any time by any of the Parties, with or without cause, provided that a thirty (30) day prior written notice is given to either Polar Energy (in the case the Shareholder wishes to terminate this Agreement) or the Shareholder (in the case Polar Energy wishes to terminate this Agreement).

5. No provision of this Agreement may be amended or waived without the prior written consent or agreement of the Parties hereto.

6. This Agreement shall be governed by, construed and entered in accordance with the laws of the Cayman Islands, without regard to choice of law or conflict of law provisions thereof.

7. Except for the parties to this Agreement and their respective successors and assigns, nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first written above.

By: ______________________

Polar Energy Company Limited
Name: Li Hongliang
Title: Director

Accepted and Acknowledged:

By: ______________________

WISE-POWER ENERGY SERVICES CO., LTD.
Name: Li Hongqi
Title: Director

By: ______________________

COBO Petroleum Technology Co., LTD
Name: Li Hongguang
Title: Director

By: ______________________

Pacific Century Oil and Gas Technology Co., LTD
Name: Wang Yali
Title: Director

Schedule A

Shareholder	No. of Ordinary Shares	Total Ownership Percentage
WISE-POWER ENERGY SERVICES CO., LTD.	6,355,000	41.00%
Polar Energy Company Limited	6,355,000	41.00%
COBO Petroleum Technology Co., LTD.	1,550,000	10.00%
Pacific Century Oil and Gas Technology Co., LTD.	1,240,000	8.00%
TOTAL	**15,500,000**	**100.00%**

* Percentage is calculated based on an aggregate of 15,500,000 Ordinary Shares outstanding as of the date of this Agreement.

Schedule B

Power of Attorney

This Power of Attorney is made by the undersigned shareholders (the "Appointers") of the Company on August 10, 2023. The Appointers are the registered holders of an aggregate of 9,145,000 ordinary shares, par value $0.001 per share (the "Shares") in Leishen Energy Holding Co., Ltd., a Cayman Islands exempted company (the "Company").

1. Background

It was noted that the Appointers have entered into a voting proxy agreement (the "Agreement") with Polar Energy Company Limited ("Polar Energy") pursuant to which the Appointers have agreed to appoint Polar Energy as their proxy to vote the Shares for the maximum period of time permitted by law, and as determined in this Power of Attorney.

2. Appointment

Pursuant to this Agreement, the Appointers therefore appoint Polar Energy to act as their attorney with full power in the Appointers' name or otherwise and on their behalf (and as Polar Energy in its absolute discretion sees fit) to exercise all rights in relation to the Shares including to:

(a) receive and accept service of or waive any notices, and execute any consent to short notice, attend and vote at and demand a poll at any meetings or any class meetings of the holders of shares or securities in the Company;

(b) attend, participate and vote at any general meeting of the Company in relation to the Shares including any election of directors and approval of all corporate transactions which requires the approval of the Company's members;

(c) give any written consent to any resolution of the holders of shares or securities in the Company, whether or not that consent or resolution relates to all of shares or securities or otherwise of the Company in relation to the Shares;

(d) exercise all or any of the voting and other rights, powers and privileges attached to the Shares or otherwise capable of being exercised by the Appointers in relation to the Shares;

(e) appoint any person as the Appointers may decide as the Appointers' proxy at any meeting of holders of shares or securities in the Company and for that purpose to execute, complete and lodge a form of proxy on behalf of the Appointers irrespective of whether or not the Appointers have separately appointed a proxy;

(f) deal with, and give directions on behalf of the Appointers as to, any money, security, benefit, document, notices or other communication in whatever form arising by right of the Shares or received in connection with the Shares from the Company or any other person; and

(g) otherwise execute, deliver any document, deed or instrument and do anything which may be done in the Appointers' capacity as registered holders of the Shares.

3. Term

This Power of Attorney may be revoked by the Appointers or Polar Energy at any time from the date of execution and delivery of this Power of Attorney, with or without cause, provided that a thirty (30) day prior written notice is given to either Polar Energy (in the case the Appointers wishes to terminate the Power of Attorney) or the Appointers (in the case Polar Energy wishes to terminate the Power of Attorney).

4. Ratification

The Appointers undertake to ratify and confirm whatever Polar Energy does or purports to do in good faith in the exercise of any power conferred by this Power of Attorney.

5. Validity

The Appointers declare that a person who deals with Polar Energy in good faith may accept a written statement signed by Polar Energy to the effect that this Power of Attorney has not been revoked as conclusive evidence of that fact.

6. Governing Law and Jurisdiction

This Power of Attorney is governed by and shall be construed in accordance with the laws of the Cayman Islands. Non-contractual obligations (if any) arising out of or in connection with this Power of Attorney (including its formation) shall also be governed by the laws of the Cayman Islands.

The courts of the Cayman Islands shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this Power of Attorney or its subject matter or formation (including non-contractual disputes or claims).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have duly executed this Power of Attorney as of the day and year first written below.

This Power of Attorney has been executed as a deed and has been delivered on August 10 ; 2023.

By:

____

Polar Energy Company Limited
Name: Li Hongliang
Title: Director

And By:

____

WISE-POWER ENERGY SERVICES CO., LTD.
Name: Li Hongqi
Title: Director

:

____

COBO Petroleum Technology Co., LTD
Name: Li Hongguang
Title: Director

____

Pacific Century Oil and Gas Technology Co., LTD
Name: Wang Yali
Title: Director